Exhibit 99.1

IEC RECEIVES CONTRACT AWARD VALUED IN EXCESS OF $45 MILLION

Newark, New York, July 7, 2021 - IEC Electronics Corp. (Nasdaq: IEC) today announced that it has been awarded a multi-year contract, valued in excess of $45 million, from a Tier 2 Department of Defense contractor. This award is a follow-on order extending IEC’s participation with a program it has supported for several years. In 2019 the contractor awarded IEC the entire outsourcing of this program associated with secured communications equipment for U.S. aircraft, ground vehicles and surface warships.

Jeffrey T. Schlarbaum, President and CEO of IEC Electronics Corp. commented, “We are pleased to have received this contract extension from a valued, longstanding customer, which we believe demonstrates their recognition of our capabilities and expertise as an advanced manufacturing partner for high complexity, life-saving and mission critical programs. Since the beginning of the relationship, IEC has consistently performed to rigorous standards, from our initial role working with a single service line, to our current role supporting their entire life-cycle outsourcing needs. As a 100% U.S.-based manufacturer with a full portfolio of vertically integrated production services, IEC is a particularly attractive partner for companies in the aerospace and defense industry and we welcome this opportunity to continue to support a premier defense contractor.”

About IEC Electronics

IEC Electronics is a provider of electronic manufacturing services (“EMS”) to advanced technology companies that produce life-saving and mission critical products for the medical, industrial, and aerospace and defense sectors. The Company specializes in delivering technical solutions for the custom manufacture of complex full system assemblies by providing on-site analytical testing laboratories, custom design and test engineering services combined with a broad array of manufacturing services encompassing electronics, interconnect solutions, and precision metalworking. As a full service EMS provider, IEC holds all appropriate certifications for the market sectors it supports including ISO 9001:2015, AS9100D, ISO 13485, and is Nadcap accredited. IEC Electronics is headquartered in Newark, NY and also has operations in Rochester, NY and Albuquerque, NM. Additional information about IEC can be found on its web site at www.iec-electronics.com.

Note Regarding Forward-Looking Statements

References in this release to “IEC,” “IEC Electronics,” the “Company,” “we,” “our,” or “us” mean IEC Electronics Corp. and its subsidiaries except where the context otherwise requires. This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “believes,” or other similar words or phrases. These forward-looking statements include, but are not limited to, statements regarding future sales, revenues and operating results, future prospects, any financial or other guidance and all statements that are not based on historical fact. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in our forward-looking statements: the continued impact of the COVID-19 pandemic on our business, including our supply chain, workforce and customer demand; business conditions and growth or contraction in our customers’ industries, the electronic manufacturing services industry and the general economy; our ability to control our material, labor and other costs; uncertainties as to availability and timing of governmental funding for our customers; the impact of government regulations; technological, engineering and other start-up issues related to new programs and products; variability and timing of customer requirements; and availability of component supplies. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements,

Exhibit 99.1

see our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission.

All forward-looking statements included in this release are made only as of the date indicated or as of the date of this release. We do not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which we hereafter become aware of, except as required by law. New risks and uncertainties arise from time to time and we cannot predict these events or how they may affect us and cause actual results to differ materially from those expressed or implied by our forward-looking statements. Therefore, you should not rely on our forward-looking statements as predictions of future events.

Company Contact:
Thomas L. Barbato
Senior Vice President and Chief Financial Officer
IEC Electronics Corp.
(315) 332-4493
tbarbato@iec-electronics.com

Agency Contact:
John Nesbett/Jennifer Belodeau
IMS Investor Relations
(203) 972 - 9200
jnesbett@institutionalms.com